                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 22, 2003

                             LDM Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Michigan                    333-21819                 38-2690171
          --------                    ---------                 ----------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

            2500 Executive Hills Drive, Auburn Hills, Michigan 48326
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 858-2800

Item 5. Other Events

On December 18, 2003, the shareholders of LDM Technologies, Inc. entered into a definitive agreement to sell their shares to Plastech Engineered Products. The consummation of the transaction is subject to regulatory approval and other customary closing conditions. The transaction is anticipated to close in February 2004.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LDM TECHNOLOGIES, INC.


                                            By:  /s/ G. E. Borushko
                                            -----------------------------------
                                                  Gary E. Borushko
                                                  Chief Financial Officer

                                                /s/ B. N. Frederick
                                            -----------------------------------
                                                  Bradley N. Frederick
                                                  Chief Accounting Officer

                                                  Date:  December 22, 2003




                                       3